UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 29, 1999


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)


      United States               333-74303                22-2382028
     (State or other           (Commission File         (I.R.S. employer
     Jurisdiction of               Number)             Identification No.)
      Incorporation)


                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events

           On September 29, 1999, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Credit Card Owner Trust 1999-3 (the "Issuer") pursuant to a Trust Agreement, dated as of September 29, 1999, between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

          On October 6, 1999, The Bank of New York, as Indenture Trustee for the Issuer(the "Indenture Trustee"), executed and delivered to Simpson
Thacher & Bartlett, as counsel for the Issuer, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under the indenture dated as of September 29, 1999 (the "Indenture"), between the Issuer and the Indenture Trustee.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibits

25.2 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of Indenture Trustee under the Indenture.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION



                                         By:  /s/ Keith Schuck
                                            ------------------------------
                                            Name:   Keith Schuck
                                            Title:  Vice President


Date: October 6, 1999

                               INDEX TO EXHIBITS



  Exhibit                                                   Sequentially
   Number                     Exhibit                      Numbered Pages
  -------                     -------                      --------------

25.2         Statement of the Indenture Trustee on
             Form T-1 as to its eligibility pursuant
             to the requirements of the TIA to hold
             the position of Indenture Trustee under
             the Indenture.